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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 10, 1998

                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)

   California                         0-21579                   95-4502740
(State or other               (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)
5080 Tuttle Crossing Boulevard
Dublin, Ohio                                                     43016-3566
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (614) 789-8500

                                    No change

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          (Former name or former address, if changed since last report)


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Item 5.   Other Events.


     As indicated on the SmarTalk Teleservices, Inc.'s (the "Company") Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 10, 1998, the Company acquired the outstanding shares of Worldwide Direct, Inc. ("Worldwide"). In consideration for the outstanding shares of Worldwide, the Company issued 2,715,000 shares of Common Stock.

     As previously disclosed in the Company's Form 10-Q filed with the Commission on November 16, 1998, the Company entered into Agreement and Release contracts (collectively, the "Agreements") with certain former stockholders (the "Stockholders") of Worldwide. The Agreements restructure the terms relating to the Company's acquisition of all the outstanding shares of Worldwide to provide for the issuance of additional equity and/or debt securities based on the occurrence of certain conditions and the release by the Stockholders of any and all claims, known or unknown.


     Pursuant to the Agreements, if the average stock price of the Company over a specified 30-day or 45-day period set by the Company (the "Measurement Period Stock Price") falls below a certain target price as adjusted based on the performance of the Nasdaq Composite Index from June 10, 1998 to the end of the specified measurement period (the "Target Price"), the Company will convey to each Stockholder an amount equal to the difference between the Target Price per share and Measurement Period Stock Price per share multiplied by the number of shares of the Company's Common Stock received by each Stockholder pursuant to the merger agreement (the "Adjustment Amount"). The Adjustment Amount, if applicable, will also be paid to the Stockholders if a Change of Control, as defined in the Agreements, occurs before the specified measurement period. The Adjustment Amount can be paid, at the Company's option, by either a distribution of the Company's Common Stock (valued at the Measurement Period Stock Price), or the issuance of a convertible subordinated note with a principal amount equal to the Adjustment Amount.


     The Agreements also require the Company to use its best efforts to cause an effective registration statement concerning the shares of the Company's Common Stock issued pursuant to the Agreements and/or the merger agreement described above to be filed with the Commission.


     The foregoing is a summary of the transactions described above. Reference is made to the exhibits filed herewith for a complete text of the documents summarized above which exhibits are incorporated by reference herein in their entirety.




Item 7.   Financial Statements and Exhibits.

     (c) Exhibits.

     10.1 Form of Agreement and Release among the Company and certain Preferred Stockholders.

     10.2 Form of Agreement and Release among the Company and certain Common Stockholders.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 1998


                                        SMARTALK TELESERVICES, INC.
                                        (Registrant)


                                        /s/Thaddeus Bereday
                                        ---------------------------
                                        (Signature)

                                        Thaddeus Bereday
                                        Vice President and General Counsel


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                                  Exhibit Index
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     (c)  The Exhibits  furnished in accordance  with Item 601 of Regulation S-K are:


     10.1 Form of Agreement and Release among the Company and certain Preferred Stockholders.

     10.2 Form of Agreement and Release among the Company and certain Common Stockholders.